SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  APRIL 2, 1998
                                                  -------------

                            UNITED BANKSHARES, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)

         WEST VIRGINIA                  0-13322             55-0641179
         -------------                  -------             ----------
(State or other jurisdiction of       (Commission       (I.R.S. Employer
 incorporation or organization)        File No.)       Identification No.)

         300 UNITED CENTER
         500 VIRGINIA STREET, EAST
         CHARLESTON, WEST VIRGINIA                               25301
         -------------------------                               -----
  (Address of principal executive offices)                     Zip Code

                                 (304) 424-8761
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
             (Former name or address, if changed since last report)

ITEM 2.  ACQUISITION OF ASSETS
         ---------------------

         On April 2, 1998, United Bankshares, Inc. ("UBS") acquired all 5,261,000 of the issued and outstanding shares of George Mason Bankshares, Inc. ("George Mason")in accordance with the terms and conditions of the Agreement and Plan of Merger dated September 10, 1997 and as amended and restated December 10, 1997, between UBS and George Mason (the "Agreement"). As a result of the merger, George Mason merged with George Mason Holding Company, a wholly owned subsidiary of UBS, and thus George Mason became a wholly owned subsidiary of UBS ("the Merger").

         George Mason was a Virginia corporation and a bank holding company headquartered in Fairfax, Virginia and had two principal subsidiaries, George Mason Bank ("GMB"), a Virginia state chartered bank and George Mason Mortgage Company ("GMMC"), with their principal place of business in the Washington D.C. metropolitan area. George Mason Mortgage Company is a wholly owned-subsidiary of GMB and engaged in the operation of a general mortgage and agency business. The Agreement provided that upon consummation of the Merger, each outstanding share of common stock of George Mason (other than any shares held by UBS other than in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 1.70 shares of UBS common stock, plus the right to receive cash in lieu of any fractional share without interest. Fractional shares were paid at $25.55 for each portion of fractional share.

         For a description of the assets and business of George Mason, the Registrant hereby incorporates by reference PART I Item 1. Business and Item 2. Properties found on pages 2-10 of George Mason Bankshares, Inc. 1997 Form 10-K (File No. 0-13833). The physical properties of George Mason will be used for the purpose of conducting the business of banking.

         The exchange ratio for George Mason's stock was negotiated through arms length discussions between the managements of UBS and George Mason and George Mason's financial advisor Friedman, Billings, Ramsey & Co., Inc. The respective Boards of Directors of UBS and George Mason determined that the Merger is fair and in the best interests of the shareholders of UBS and George Mason, respectively. For additional information on the determination of the exchange ratio and the role of George Mason's financial advisor, the Registrant hereby incorporates by reference to the Registration Statement filed on Form S-4 (No. 33-44993) and the sections entitled THE MERGER - General, Distribution of United Certificates, Background and Reasons for the Merger and Opinions of Financial Advisor to George Mason found on pages 16-22 and the Opinion of Friedman, Billings, Ramsey & Co., Inc. found at Appendix C.

         In connection with the execution of the Agreement, United Bank ("UB"), a wholly-owned subsidiary of UBS, and George Mason Bank, a wholly-owned subsidiary of George Mason, entered into an Agreement and Plan of Merger dated as of September 10, 1997 and as amended and restated December 10, 1997 (the "Bank Agreement"). The Bank Agreement set forth the terms and conditions, including the Merger, pursuant to which UB will merge with and into George Mason Bank (the "Bank Merger") on April 17, 1998, after the Merger. As a result of the Bank Merger, UB will cease to exist and will merge with and into George Mason Bank, the surviving bank. However, George Mason Bank will change its name to "United Bank" for its banking operations. George Mason Mortgage Company will continue as a wholly-owned subsidiary of United Bank.

         Consummation of the Merger was subject to approval of the shareholders of UBS and George Mason and the receipt of all required regulatory approvals, as well as other customary conditions. On March 9, 1998, both UBS and George Mason, respectively, each held a Special Meeting of Shareholders. George Mason shareholders were asked to consider and vote upon the Agreement between UBS and George Mason whereby George Mason would merge with and into a UBS wholly-owned subsidiary, George Mason Holding Company. UBS shareholders were asked to consider and vote upon two proposals in connection with the Merger. The first proposal was to amend the articles of incorporation of UBS ("the Articles Amendment") to increase the number of authorized shares of common stock, par value $2.50 per share, of UBS from 20,000,000 to 41,000,000 shares. The second was a proposal to approve the issuance of the shares of UBS common stock ("the Share Issuance") to be issued in the merger. The respective shareholders of both UBS and George Mason overwhelmingly approved their respective proposals. No other matters came before either meeting or any adjournment or adjournments thereof. Prior to the Special Meetings of Shareholders, all applicable regulatory approvals had been received except for the Commonwealth of Virginia which approved the Merger on March 18, 1998.

         Pursuant to the Agreement and related Stockholder Agreements, the holders of approximately 17% of the outstanding UBS common stock had agreed to vote for the Share Issuance and Articles Amendment while 13% of the outstanding George Mason common stockholders had agreed to vote their shares in favor of the Merger.

         The Agreement permitted George Mason to continue to pay its regular quarterly dividends of $0.14 per share of George Mason common stock prior to the consummation of the Merger, but otherwise prohibited the payment of dividends on George Mason common stock. Pursuant to the Agreement, George Mason adjusted the record and payment dates of its regular quarterly dividends to coincide with the record and payment dates of UBS' regular quarterly dividends. The record dates for UBS' regular quarterly dividends occur in mid-September, mid-December, mid-March and mid-June, and the respective payment dates occur in the first few days of the succeeding month.

ITEM 5.  OTHER EVENTS
         ------------

         Pursuant to the Merger Agreement, dated September 10, 1997 and as amended and restated December 10, 1997, between UBS and George Mason, UBS agreed to take such action as was necessary to cause Bernard H. Clineburg, C. Barrie Cook, M.D., William A. Hazel, Arthur Kellar and John M. McMahon to be elected directors of UBS upon consummation of the Merger, for a term which expires at the 1998 Annual Meeting of the Shareholders. In addition, UBS agreed to include, and has included, such persons as nominees for election as directors of UBS at the 1998 Annual Meeting of Shareholders.

       Name                         Principal Occupation During Past Five Years
       ----                         -------------------------------------------

Bernard H. Clineburg                Director, President and Chief Executive
                                    Officer, George Mason Bankshares, Inc.

C. Barrie Cook, M.D.                Chairman of the Board of American Medical
                                    Laboratories, Inc. and Chairman of the Board of George Mason Bankshares, Inc.

William A. Hazel                    Chairman of the Board of William A. Hazel,
                                    Inc.

Arthur Kellar                       Chairman of the Board of EZ Communications,
                                    Inc.

John M. McMahon                     Chairman of the Board of Miller & Long Co.,
                                    Inc.

         Additionally, pursuant to the Merger Agreement, UBS has offered employment to Mr. Clineburg as President of UBS and has appointed him Chief Executive Officer and Chairman of the Board for United Bank.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         -----------------------------------------------------
         AND EXHIBITS
         ------------

(a)      Financial Statements of Business Acquired
         -----------------------------------------
                                                                      Page No.
                                                                      --------
         (1)      Audited Consolidated Financial Statements of
                  George Mason Bankshares, Inc.

         The following document previously filed with the Securities and Exchange Commission by George Mason Bankshares, Inc. (File No. 0-13833) is hereby incorporated herein by reference and attached hereto as Exhibit 99(a):

         Annual Report on Form 10-K for the fiscal year ended December 31, 1997; pages 34-70.

(b)      Pro Forma Financial Information
         -------------------------------

         (1) Unaudited Pro Forma Condensed Financial Statements of United Bankshares, Inc. and George Mason Bankshares, Inc.

                  Introduction.........................................7

                  Pro Forma Condensed Consolidated Balance Sheet
                  as of December 31, 1997..............................8

                  Pro Forma Condensed Consolidated Statement of
                  Income for the Year Ended December 31, 1997..........9

                  Pro Forma Condensed Consolidated Statement of
                  Income for the Year Ended December 31, 1996.........10

                  Pro Forma Condensed Consolidated Statement of
                  Income for the Year Ended December 31, 1995.........11

                  Notes to Unaudited Pro Forma Condensed
                  Consolidated Financial Statements ..................12

(c)      Exhibits
         --------

         2 Amended and Restated Agreement and Plan of Merger, dated as of December 10, 1997, between United Bankshares, Inc. and George Mason Bankshares, Inc. (including Exhibits A, A-1, B, and C and Annex A thereto).

        99(a) Audited Consolidated Financial Statements of George Mason Bankshares, Inc.; pages 34-70 of Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED BANKSHARES, INC.

Date April 16, 1998                  By /s/ Steven E. Wilson
     ______________                     ____________________
                                        Steven E. Wilson
                                        Its Executive Vice President,
                                        Secretary and Chief Financial
                                        Officer

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited pro forma combined condensed consolidated balance sheet combines the consolidated historical balance sheets of UBS and George Mason, assuming the Merger was consummated as of the beginning of the earliest period presented on a pooling of interests accounting basis.

         The following unaudited pro forma combined condensed consolidated statements of income present the combined consolidated statements of income of UBS and George Mason, assuming UBS and George Mason had been combined at beginning of each period presented on a pooling of interests accounting basis.

         The pro forma financial data does not give effect to anticipated cost savings in connection with the Merger.

         The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position of UBS that would have resulted had the Merger been consummated at the beginning of the applicable periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

DECEMBER 31, 1997
(IN THOUSANDS)

                                                              As Reported                              UBS &
                                                            ---------------                        George Mason
                                                                     George        Pro Forma         Pro Forma
                                                            UBS       Mason       Adjustments      Consolidated
                                                            ---      ------       -----------      ------------
ASSETS
  Cash and due from bank                                 $   80,447  $   35,640     $                 $  116,087
  Interest-bearing deposits with other banks                  8,725                                        8,725
  Federal funds sold                                          1,000      55,052                           56,052
  Investment securities                                     453,162     373,669                          826,831
  Loans (net of unearned income)                          2,060,487     546,919                        2,607,406
  Less: allowance for loan losses                           (24,786)     (5,669)                         (30,455)
                                                         ----------  ----------     --------          ----------
   Net loans                                              2,035,701     541,250                        2,576,951
  Bank premises and equipment                                39,490       9,351                           48,841
  Other assets                                               81,265      11,023                           92,288
                                                         ----------  ----------     --------          ----------
                  TOTAL ASSETS                           $2,699,790  $1,025,985     $      0          $3,725,775
                                                         ==========  ==========     ========          ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Demand deposits                                        $  317,930  $  176,803     $                 $  494,733
  Interest-bearing deposits                               1,788,117     642,499                        2,430,616
                                                         ----------  ----------     --------          ----------
  Total deposits                                          2,106,047     819,302                        2,925,349
  Short-term borrowings                                     130,870     119,309                          250,179
  Federal Home Loan Bank borrowings                         142,695       3,500                          146,195
  Other liabilities                                          40,740       7,838                           48,578
                                                         ----------  ----------     --------          ----------
                  TOTAL LIABILITIES                       2,420,352     949,949                        3,370,301

STOCKHOLDERS' EQUITY:
  Common stock                                               76,476       5,840        5,374 (1)          87,690
  Surplus                                                    41,014      43,163      (13,289)(1)          70,888
  Retained earnings                                         165,896      26,308                          192,204
  Net unrealized holding gain on AFS securities               5,479         725                            6,204
  Treasury stock                                             (9,427)                   7,915 (1)          (1,512)
                                                         ----------  ----------     --------          ----------
                  TOTAL STOCKHOLDERS' EQUITY                279,438      76,036            0             355,474
                                                         ----------  ----------     --------          ----------
                        TOTAL LIABILITIES AND
                        STOCKHOLDERS EQUITY              $2,699,790  $1,025,985     $      0          $3,725,775
                                                         ==========  ==========     ========          ==========

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

FOR THE YEAR ENDED DECEMBER 31, 1997
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE)

                                                    As Reported                                 UBS &
                                                    -----------                             George Mason
                                                              George        Pro Forma         Pro Forma
                                                  UBS         Mason        Adjustments      Consolidated
                                                  ---         ------       -----------      ------------
                        Interest income       $   190,252   $   64,506       $               $   254,758

                       Interest expense            84,499       32,561                           117,060
                                              -----------   ----------       ---------       -----------

                    Net interest income           105,753       31,945                           137,698

              Provision for loan losses             3,100           20                             3,120
                                              -----------   ----------       ---------       -----------

    Net interest income after provision
                        for loan losses           102,653       31,925                           134,578

                           Other income            19,732       16,644                            36,376

                         Other expenses            59,949       36,808                            96,757
                                              -----------   ----------       ---------       -----------

             Income before income taxes            62,436       11,761                            74,197

                           Income taxes            21,497        3,681                            25,178
                                              -----------   ----------       ---------       -----------

                             Net income       $    40,939   $    8,080       $               $    49,019
                                              ===========   ==========       =========       ===========
EARNINGS PER COMMON SHARE: (2)
--------------------------
     Basic                                          $1.37        $1.58                             $1.27
     Diluted                                        $1.35        $1.54                             $1.25


Average basic outstanding shares               29,954,116    5,105,000                        38,632,616

Average diluted outstanding shares             30,271,992    5,247,000                        39,191,892

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

FOR THE YEAR ENDED DECEMBER 31, 1996
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE)

                                                    As Reported                                 UBS &
                                                    -----------                             George Mason
                                                              George        Pro Forma         Pro Forma
                                                  UBS         Mason        Adjustments      Consolidated
                                                  ---         ------       -----------      ------------
                        Interest income       $   172,358   $   53,727       $               $   226,085

                       Interest expense            73,185       26,264                            99,449
                                              -----------   ----------       ---------       -----------

                    Net interest income            99,173       27,463                           126,636

              Provision for loan losses             2,610          181                             2,791
                                              -----------   ----------       ---------       -----------

    Net interest income after provision
                        for loan losses            96,563       27,282                           123,845

                           Other income            14,189       14,852                            29,041

                         Other expenses            63,549       32,179                            95,728
                                              -----------   ----------       ---------       -----------

             Income before income taxes            47,203        9,955                            57,158

                           Income taxes            16,691        3,072                            19,763
                                              -----------   ----------       ---------       -----------

                             Net income       $    30,512   $    6,883       $               $    37,395
                                              ===========   ==========       =========       ===========
EARNINGS PER COMMON SHARE: (2)
--------------------------
     Basic                                          $1.01        $1.38                             $0.97
     Diluted                                        $1.00        $1.35                             $0.96


Average basic outstanding shares               30,281,260    4,980,000                        38,747,260

Average diluted outstanding shares             30,506,712    5,088,000                        39,085,274

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

FOR THE YEAR ENDED DECEMBER 31, 1995
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE)

                                                    As Reported                                 UBS &
                                                    -----------                             George Mason
                                                              George        Pro Forma         Pro Forma
                                                  UBS         Mason        Adjustments      Consolidated
                                                  ---         ------       -----------      ------------
                        Interest income       $   165,815   $   44,119       $               $   209,934

                       Interest expense            70,167       19,949                            90,116
                                              -----------   ----------       ---------       -----------

                    Net interest income            95,648       24,170                           119,818

              Provision for loan losses             2,320           18                             2,338
                                              -----------   ----------       ---------       -----------

    Net interest income after provision
                        for loan losses            93,328       24,152                           117,480

                           Other income            14,752       10,359                            25,111

                         Other expenses            57,481       26,124                            83,605
                                              -----------   ----------       ---------       -----------

             Income before income taxes            50,599        8,387                            58,986

                           Income taxes            17,782        2,095                            19,877
                                              -----------   ----------       ---------       -----------

                             Net income       $    32,817   $    6,292       $               $    39,109
                                              ===========   ==========       =========       ===========
EARNINGS PER COMMON SHARE: (2)
--------------------------
     Basic                                          $1.10        $1.30                             $1.02
     Diluted                                        $1.09        $1.28                             $1.02


Average basic outstanding shares               29,966,308    4,833,000                        38,182,408

Average diluted outstanding shares             30,162,140    4,904,000                        38,471,372

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Notes to Pro Forma Condensed Balance Sheet
------------------------------------------

(1) The stockholders' equity accounts are adjusted to reflect the issuance of 8,943,700 shares of UBS common stock at $2.50 par value. The Exchange Ratio is
1.7 shares of UBS Stock for each share of George Mason Stock outstanding. At December 31, 1997, there were 5,261,000 shares of George Mason Stock outstanding. Treasury stock has been adjusted for the reissuance of all but 50,000 shares at each respective date which are presumed to be retained for United's incentive stock option programs and other employee benefit plans.

The effect of United's acquisition of First Patriot Bankshares Corporation, Reston, Virginia on August 1, 1997, has not been reflected in the accompanying unaudited pro forma condensed consolidated financial statements. If the effect had been included in the accompanying unaudited pro forma condensed consolidated financial statements, the results would not be materially different than those presented herein.

(2) The earnings per share amounts for all periods presented have been restated to reflect the adoption of Statement of Financial Accounting Standards No. 128, EARNINGS PER SHARE.

                                 EXHIBIT INDEX

                                                                  Page No.
                                                                  --------

 2                Amended and Restated Agreement and Plan of
                  Merger, dated as of December 10, 1997 between
                  United Bankshares, Inc. and George Mason
                  Bankshares, Inc. (including Exhibits A, A-1, B
                  and C and Annex A thereto)........................14

99(a)             Audited Consolidated Financial Statements of
                  George Mason Bankshares, Inc.; pages 34-70 of
                  Annual report on Form 10-K for the fiscal year
                  ended December 31, 1997...........................67